           As filed with Securities and Exchange Commission on February 12, 2003
                                                     Registration Nos. 333-89409
                                                                       811-03713


 ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
            Pre-Effective Amendment No.                  [ ]
            Post- Effective Amendment No. 6              [X]

                           and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 3                   [X]
                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000


                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                            Associate General Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


                           ---------------------------


It is proposed that this filing will become effective (check appropriate box)

      [ ]    immediately upon filing pursuant to paragraph (b)
      [ ]    on (date) pursuant to paragraph (b)
      [ ]    60 days after filing pursuant to paragraph (a)(1)
      [X]    on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Survivorship Life Insurance Policies.

                         ZENITH SURVIVORSHIP LIFE 2002

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.


    You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:


NEW ENGLAND ZENITH FUND

State Street Research Bond Income Series
MFS Total Return Series
State Street Research Money Market Series
Zenith Equity Series
FI Structured Equity Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Focused Value Series
MFS Investors Trust Series
MFS Research Managers Series
FI Mid Cap Opportunities Series

METROPOLITAN SERIES FUND, INC.

Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio
MetLife Mid Cap Stock Index Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Aurora Portfolio
Janus Growth Portfolio
State Street Research Investment Trust Portfolio
Franklin Templeton Small Cap Growth Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Large Cap Value Portfolio
State Street Research Large Cap Value Portfolio

MET INVESTORS SERIES TRUST

MFS Mid Cap Growth Portfolio
PIMCO Innovation Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
PIMCO Total Return Portfolio
State Street Research Concentrated International Portfolio


FIDELITY VARIABLE INSURANCE PRODUCTS FUND


Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio

Asset Manager Portfolio


AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund
American Funds Growth-Income Fund
American Funds Global Small Capitalization Fund


    You receive Zenith State Street Research Money Market Sub-Account performance until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.



    You may also allocate net premiums to our Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.



    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.


    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.



                                  MAY 1, 2003

                               TABLE OF CONTENTS



                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-4
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-8
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................   A-10
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-16
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-17
     The Company............................................   A-17
     The Variable Account...................................   A-17
     The Eligible Funds.....................................   A-17
     Share Classes of the Eligible Funds....................   A-20
     Voting Rights..........................................   A-20
     Rights Reserved by NELICO..............................   A-21
THE POLICIES................................................   A-21
     Purchasing a Policy....................................   A-21
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-22
     Conversion Rights......................................   A-22
PREMIUMS....................................................   A-23
     Flexible Premiums......................................   A-23
     Amount Provided for Investment under the Policy........   A-24
     Right to Return the Policy.............................   A-24
     Allocation of Net Premiums.............................   A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-25
     Payment of Proceeds....................................   A-25
CASH VALUE..................................................   A-26
DEATH BENEFITS..............................................   A-26
     Expanded Death Benefit Rider...........................   A-28
     Change in Death Benefit Option.........................   A-28
     Death Proceeds Payable.................................   A-29
     Reduction in Face Amount...............................   A-29
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-30
     Surrender..............................................   A-30
     Partial Surrender......................................   A-30
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Asset Rebalancing................   A-31
LOANS.......................................................   A-31
LAPSE AND REINSTATEMENT.....................................   A-32
     Lapse..................................................   A-32
     Reinstatement..........................................   A-33
ADDITIONAL BENEFITS BY RIDER................................   A-34
THE FIXED ACCOUNT...........................................   A-35
     General Description....................................   A-35
     Values and Benefits....................................   A-36
     Policy Transactions....................................   A-36

                                                              PAGE
                                                              -----
CHARGES.....................................................   A-37
     Deductions from Premiums...............................   A-37
     Surrender Charge.......................................   A-38
     Transfer Charge........................................   A-39
     Monthly Deduction from Cash Value......................   A-39
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-42
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-42
     Tax Treatments of Policy Benefits......................   A-42
     NELICO's Income Taxes..................................   A-45
DISTRIBUTION OF THE POLICIES................................   A-45
LEGAL PROCEEDINGS...........................................   A-46
FINANCIAL STATEMENTS........................................   A-46
GLOSSARY....................................................   A-46
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-48

                         SUMMARY OF BENEFITS AND RISKS



     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.



BENEFITS OF THE POLICY



     DEATH PROCEEDS. The Policies are designed to provide insurance protection on the lives of two insureds. Upon receipt of satisfactory proof of the death of the second insured to die, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of death of the second insured to die, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.



     CHOICE OF DEATH BENEFIT OPTION. You may choose among five death benefit options. Three of the death benefit options provide a level death benefit that is equal to the Policy's face amount. The other two death benefit options provide a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The death benefit under all five options could increase to satisfy tax law requirements if the cash value reaches certain levels.



     After the first Policy year and before the younger insured's age 100, you may change your death benefit option. A change in death benefit option may have tax consequences.



     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments, or make additional payments. We can limit or prohibit payments in some situations, including cases where an insured is in a substandard risk class.



     RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.



     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-one investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. You may change your allocation of future net premiums at any time.



     PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.



     TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may offer the following automated transfer privileges:



     -- DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.



     -- ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts and the Fixed Account periodically to return the allocation to the percentages you specify.

     LOANS. You may borrow cash value from the Policy. The maximum amount you may borrow is 90% (or more if required by state law) of the cash value of the Policy, net of the Surrender Charge. We charge you a maximum annual interest rate of 4.35% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.



     SURRENDERS. You may surrender the Policy for its net cash value at any time while either insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.



     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.



     CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.



     SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Single Life Level Term and the Survivorship Level Term Insurance Riders, which provide additional death benefits payable on the death of one or both of the insureds. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.



     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.



RISKS OF THE POLICY



     INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.



     SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection for two lives. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (and before the younger insured attains age 100), you will be subject to a Surrender Charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to the Surrender Charge if, within the first 15 years (and before the younger insured attains age 100), you make a partial surrender that reduces the face amount of the Policy.



     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges determine the net cash value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).



     RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) prior to age 100 of the younger insured, if you are protected by the Guaranteed Death Benefit Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.



     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of survivorship life insurance policies. Moreover, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.



     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.



     If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.



     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate credited to the Fixed Account.



     We also reduce the amount we pay on the death of the second insured to die by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.



     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.



     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.



     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.



RISKS OF THE ELIGIBLE FUNDS



     A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES



     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.



     If the amount of a charge varies depending on the Policy Owner's or the insureds' individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insureds. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insureds' age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.


TRANSACTION FEES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    In Policy year 1, 26.5%  In Policy year 1, 26.5%
 on Premiums                                     of premiums paid up to   of premiums paid up to
                                                 the Target Premium, 4%   the Target Premium, 4% of
                                                 of premiums paid above   premiums paid above the
                                                 the Target Premium*      Target Premium*

                                                 In Policy years 2-10,    In Policy years 2-10,
                                                 11.5% of premiums paid   11.5% of premiums paid
                                                 each year up to the      each year up to the
                                                 Target Premium (9% for   Target Premium (9% for
                                                 Policies with an         Policies with an initial
                                                 initial face amount of   face amount of at least
                                                 at least $1 million),    $1 million), and 4% of
                                                 and 4% of premiums paid  premiums paid above the
                                                 above the Target         Target Premium
                                                 Premium

                                                 In Policy years 11+, 4%  In Policy years 11+, 4%
                                                 of premiums paid         of premiums paid
---------------------------------------------------------------------------------------------------


------------

* The Target Premium varies based on face amount, sex, underwriting class, age and the riders selected. We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1% in all Policy years   1% in all Policy years
 on Premiums
---------------------------------------------------------------------------------------------------
 Surrender Charge       On surrender, lapse, or  In Policy year 1, 90%    In Policy year 1, 90% of
                        face amount reduction    of the lesser of         the lesser of premiums
                        in the first 15 Policy   premiums paid or the     paid or the Benchmark
                        years (and before the    Benchmark Premium**      Premium**
                        younger insured attains
                        age 100)*
                                                 In Policy years 2-15, a  In Policy years 2-15, a
                                                 declining percentage of  declining percentage of
                                                 the first Policy year's  the first Policy year's
                                                 Surrender Charge that    Surrender Charge that
                                                 reaches 0% in the last   reaches 0% in the last
                                                 month of Policy year 15  month of Policy year 15
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value between                                     excess of 12 per Policy
                        sub-accounts and to the                           year
                        Fixed Account
---------------------------------------------------------------------------------------------------


------------

  * A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender or a change in death benefit option.



 ** The Benchmark Premium is equal to the base Policy's Target Premium, which varies based on face amount, sex, underwriting class and age. If the insureds' average issue age is over 52, the Surrender Charge percentage would be less than 90%. The applicable percentage decreases from 90% for insureds with an average issue age of 52, to 52% for insureds with an average issue age 90. In New York, the Surrender Charge in the first Policy year is based only on the Benchmark Premium.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance:*
  Minimum and Maximum   Monthly                  $.00 to $500.00 per      $.00 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk**                   risk
  Charge for a male     Monthly                  $         per $1,000 of  $         per $1,000 of
  and a female                                   net amount at risk       net amount at risk
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a face amount
  of $500,000
---------------------------------------------------------------------------------------------------
 Policy Fee             Monthly                  $12.50 per month in      $12.50 per month in
                                                 Policy years 1-3         Policy years 1-3
                                                 $5.50 per month in       $5.50 per month in
                                                 Policy years 4+          Policy years 4+ ($12.50
                                                                          in New Jersey)
---------------------------------------------------------------------------------------------------
 Mortality and Expense  Monthly                  .90% in Policy years     .90% in Policy years 1-10
 Risk Charge (annual                             1-10 .45% in Policy      .45% in Policy years 11+
 rate imposed on cash                            years 11+
 value in the Variable
 Account and in the
 general account due
 to a Policy loan)
---------------------------------------------------------------------------------------------------
 Administrative         Monthly                  $.08 per $1,000 of base  $.08 per $1,000 of base
 Charge***                                       Policy face amount and   Policy face amount and
                                                 Survivorship Level Term  Survivorship Level Term
                                                 Insurance Rider face     Insurance Rider face
                                                 amount in Policy years   amount in Policy years
                                                 1-3                      1-3
                                                 $.06 per $1,000 of base  $.06 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy years 4+ ($.035   Policy years 4+ ($.08 in
                                                 if initial face amount   New Jersey)
                                                 is $1 million or more)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     .35% of loan collateral  .35% of loan collateral
 Spread****             termination, if
                        earlier)
---------------------------------------------------------------------------------------------------


------------

   * The cost of insurance charge varies based on individual characteristics, including age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for particular insureds by contacting your registered representative.



  ** The net amount at risk is the difference between the death benefit
     (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.



 *** Currently we intend to apply the Administrative Charge to no more than $4,000,000 of total Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year.



**** We charge interest on Policy loans at an effective rate of 4.35% per year.
     Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates.

 Charges for Optional Features (Riders):



---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Survivorship Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.00 to $500.00 per      $.00 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk                     risk
  Charge for a male
  and a female          Monthly                  $                        $
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a face amount
  of $    .
---------------------------------------------------------------------------------------------------
 Survivorship 4 Year
 Level Term Insurance
 Rider
  Minimum and Maximum   Monthly                  $.00 to $500.00 per      $.00 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge for a male     Monthly                  $                        $
  and a female
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a rider face
  amount of $
---------------------------------------------------------------------------------------------------
 Single Life Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge for a male     Monthly                  $                        $
  insured, age 55, in
  the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $
---------------------------------------------------------------------------------------------------
 Single Life
 Decreasing Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge for a male     Monthly                  $                        $
  insured, issue age
  55, in the nonsmoker
  preferred
  underwriting class,
  with a rider face
  amount of $    .
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction
  Minimum and Maximum   Monthly                  $.86 to $67.77 per $100  $.86 to $67.77 per $100
  Charge                                         of Monthly Deduction     of Monthly Deduction
  Charge for a male     Monthly                  $                        $
  and a female
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a face amount
  of $
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium
  Minimum and Maximum   Monthly                  $.86 to $67.77 per $100  $.86 to $67.77 per $100
  Charge                                         of Specified Premium     of Specified Premium
  Charge for a male     Monthly                  $                        $
  and a female
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a face amount
  of $
---------------------------------------------------------------------------------------------------
 Guaranteed Death       Monthly                  $.01 per $1,000 of face  $.01 per $1,000 of face
 Benefit Rider                                   amount (base Policy      amount (base Policy plus
                                                 plus any joint or        any joint or single life
                                                 single life term         term insurance rider)
                                                 insurance rider)
---------------------------------------------------------------------------------------------------
 Expanded Death         Monthly                  $.02 to $4.39 per        $.02 to $4.39 per $1,000
 Benefit Rider                                   $1,000 of rider face     of rider face amount
                                                 amount
---------------------------------------------------------------------------------------------------


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2002, before and after any contractual expense subsidy or expense deferral. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     6.93%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual expense subsidy or expense
  deferral)...............................................       %         %

     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2001, before and after any applicable contractual expense subsidy or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                   MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                      FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES
                                   ----------   --------   ----------   ------------   --------------   ---------
NEW ENGLAND ZENITH FUND (CLASS A
  SHARES)
Alger Equity Growth Series.......
Balanced Series..................
Davis Venture Value Series.......
FI Mid Cap Opportunities
  Series.........................
FI Structured Equity Series......
Harris Oakmark Focused Value
  Series.........................
Loomis Sayles Small Cap Series...
MFS Investors Trust Series.......
MFS Research Managers Series.....
MFS Total Return Series..........
State Street Research Bond Income
  Series.........................
State Street Research Money
  Market Series..................
Zenith Equity Series.............
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Franklin Templeton Small Cap
  Growth Portfolio...............
Harris Oakmark Large Cap Value
  Portfolio......................
Janus Growth Portfolio...........
Janus Mid Cap Portfolio..........
Lehman Brothers Aggregate Bond
  Index Portfolio................
MetLife Mid Cap Stock Index
  Portfolio......................
MetLife Stock Index Portfolio....
Morgan Stanley EAFE Index
  Portfolio......................
Neuberger Berman Partners Mid Cap
  Value Portfolio................
Putnam International Stock
  Portfolio......................
Putnam Large Cap Growth
  Portfolio......................
Russell 2000 Index Portfolio.....
State Street Research Aurora
  Portfolio......................
State Street Research Investment
  Trust Portfolio................
State Street Research Large Cap
  Value Portfolio................

                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                   MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                      FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES
                                   ----------   --------   ----------   ------------   --------------   ---------
MET INVESTORS SERIES TRUST (CLASS
  A SHARES)(6)
Met/AIM Mid Cap Core Equity
  Portfolio......................
Met/AIM Small Cap Growth
  Portfolio......................
MFS Mid Cap Growth Portfolio.....
PIMCO Innovation Portfolio.......
PIMCO Total Return Portfolio.....
State Street Research
  Concentrated International
  Portfolio......................
VARIABLE INSURANCE PRODUCTS FUND
  (INITIAL CLASS SHARES)(7)
VIP Equity-Income Portfolio......
VIP High Income Portfolio........
VIP Overseas Portfolio...........
VIP II Asset Manager Portfolio...
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund............
American Funds Growth Fund.......
American Funds Growth-Income
  Fund...........................


---------------

(1) Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the New England Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers, LLC maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The New England Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.

(2) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.

(3) Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) ("MetLife Advisers") advises the series of the New England Zenith Fund (the "Zenith Fund"). MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits. Total Annual Expenses for the FI Mid Cap Opportunities Series, which began operations on May 1, 2002, are estimated.

(4) MetLife Advisers and the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages:
    1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits. Total Annual Expenses for the State Street Research Large Cap Value Portfolio, which began operations on May 1, 2002, are estimated.

(5) Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.

(6) Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Total Annual Expenses for these Portfolios are annualized from their October 9, 2001 inception date. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

(7) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.


     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. The Variable Insurance Products Fund and the American Funds Insurance Series are not affiliated with NELICO.


     An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

HOW THE POLICY WORKS   [HOW THE POLICY WORKS FLOW CHART]
PREMIUM PAYMENTS
-Flexible
-Planned premium options
-Minimum premium (in first five Policy years)
-Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available if you choose "Outside Term")
CHARGES FROM PREMIUM PAYMENTS
-Sales Load:
 - yr. 1: 26.5% up to Target Premium and 4% above Target
 - yrs. 2-10: 11.5% (9% initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is at least $1 million) up to Target Premium and 4% above Target
 - yrs. 11+: 4% of premiums
-State Premium Tax Charge: 2.5%
-Charge for Federal Taxes: 1%
LOANS
-After we mail the initial premium confirmation, you may borrow a portion of your cash value
-Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest.

RETIREMENT BENEFIT
-Fixed settlement options are available for policy proceeds

CASH VALUES
-Net premium payments invested in your choice of Eligible Fund investments (generally after an initial period during which net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account may be credited) or the Fixed Account
-The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
-We do not guarantee the cash value invested in the Eligible Funds
-Any earnings you accumulate are generally free of any current income taxes
-You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
-You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
-Paid upon the 2nd death
-Level or Variable Death Benefit Options apply until age 100 of the younger insured
-Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances) -Income tax free to named beneficiary
-Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida.
-If you add Survivorship Level Term Insurance coverage, you elect whether to include it in the calculation of the base Policy death benefit or simply add the term proceeds to the base Policy proceeds. In New York any term proceeds must be added to the base Policy proceeds ("Outside Term").
-Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured. DAILY DEDUCTIONS FROM ASSETS OF THE VARIABLE ACCOUNT
-Investment advisory fees and other expenses are deducted from the Eligible Fund values (currently .31% to 1.16%)
BEGINNING OF MONTH CHARGES
-We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
-Any Rider Charges
-Policy Fee: currently $12.50 (maximum) per month in years 1-3 and $5.50 (maximum, not to exceed $12.50 in New Jersey) per month thereafter
-Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan) -Administrative Charge: currently $0.08 per $1,000 of face amount (base Policy plus Survivorship Level Term Insurance Rider) monthly in the first three Policy years, $0.06 per $1000 of base Policy face amount thereafter. If initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, $0.035 per $1,000 of base Policy face amount in years four and later. Current rates are guaranteed maximum rates except in New Jersey where maximum rate is $0.08 per $1,000 in all Policy years.
-Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1000 of face amount (base Policy and any joint or single life term rider) monthly. SURRENDER CHARGE
-Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
-If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
-You may surrender the Policy at any time for its cash surrender value
-Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
-Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
-Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT


                             AND THE ELIGIBLE FUNDS



THE COMPANY



     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.



THE VARIABLE ACCOUNT



     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.



THE ELIGIBLE FUNDS



     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the New England Zenith Fund, the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund I, the Variable Insurance Products Fund II and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.



     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:



NEW ENGLAND ZENITH FUND                           ADVISER: METLIFE ADVISERS, LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
Series                  Inc.

Balanced Series         Wellington Management    Long-term total return from a combination of
                        Company, LLP             capital appreciation and current income.

Davis Venture Value     Davis Selected           Growth of capital.
Series                  Advisers, L.P.(1)

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities Series    Research Company

FI Structured Equity    Fidelity Management &    Long-term growth of capital.
Series(2)               Research Company

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Series(3)

Loomis Sayles Small     Loomis, Sayles &         Long-term capital growth from investments in
Cap Series(4)           Company, L.P.            common stocks or other equity securities.

MFS Investors Trust     Massachusetts            Long-term growth of capital with a secondary
Series                  Financial Services       objective to seek reasonable current income.
                        Company

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
MFS Research Managers   Massachusetts            Long-term growth of capital.
Series                  Financial Services
                        Company

MFS Total Return        Massachusetts            A favorable total return through investment
  Series(4)             Financial Services       in a diversified portfolio.
                        Company

State Street Research   State Street Research    A competitive total return primarily from
Bond Income Series(4)   & Management Company     investing in fixed-income securities.

State Street Research   State Street Research    A high level of current income consistent
Money Market Series(5)  & Management Company     with preservation of capital.

Zenith Equity           N/A                      Long-term capital appreciation.
Series(6)



METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(7)



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Franklin Templeton      Franklin Advisers,       Long-term capital growth.
Small Cap Growth        Inc.
Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Janus Growth Portfolio  Janus Capital            Long-term growth of capital.
                        Management, LLC

Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management, LLC

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's MidCap 400 Composite Stock Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Putnam Large Cap        Putnam Investment        Capital appreciation.
Growth Portfolio        Management, LLC

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio(8)     & Management Company     capital appreciation.

State Street Research   State Street Research    Long-term growth of capital and income.
Investment Trust        & Management Company
Portfolio

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Mid Cap Growth      Massachusetts            Long-term growth of capital.
Portfolio               Financial Services
                        Company

PIMCO Innovation        PIMCO Equity Advisors    To seek capital appreciation; no
Portfolio                                        consideration is given to income.

PIMCO Total Return      Pacific Investment       To seek maximum total return, consistent
Portfolio               Management Company LLC   with the preservation of capital and prudent
                                                 investment management.

State Street Research   State Street Research    Long-term growth of capital.
Concentrated            & Management Company
International
Portfolio



VARIABLE INSURANCE PRODUCTS FUND         ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                                         COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
VIP Equity-Income                N/A             To seek reasonable income. The fund will
Portfolio                                        also consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the S&P 500 Index.

VIP High Income                  N/A             To seek a high level of current income while
Portfolio                                        also considering growth of capital.
                                                 Lower-quality debt securities (those of less
                                                 than investment-grade quality) can be more
                                                 volatile due to increased sensitivity to
                                                 adverse issuer, political, regulatory,
                                                 market or economic developments.

VIP Overseas Portfolio           N/A             To seek long-term growth of capital. Foreign
                                                 markets, particularly emerging markets, can
                                                 be more volatile than the U.S. market due to
                                                 increased risks of adverse issuer,
                                                 political, regulatory, market or economic
                                                 development and can perform differently than
                                                 the U.S. market.

VIP II Asset Manager             N/A             To seek high total return with reduced risk
Portfolio                                        over the long-term by allocating its assets
                                                 among stocks, bonds and short-term
                                                 instruments.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                                         COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global            N/A             To seek capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             To seek capital appreciation through stocks.
Fund

American Funds Growth-           N/A             To seek capital appreciation and income.
Income Fund

---------------


(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary.



(2) Effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series, formerly known as the Westpeak Growth and Income Series. Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. MetLife Advisers became the adviser on May 1, 1995.



(3 )Formerly, the Harris Oakmark Mid Cap Value Series. MetLife Advisers became the adviser on May 1, 1995.



(4 )MetLife Advisers became the adviser on May 1, 1995.



(5 )MetLife Advisers became the adviser on May 1, 1995. An investment in the State Street Research Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.



(6 )Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital
    Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund -- the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002.



(7 )Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser.



(8 )Formerly, the State Street Research Aurora Small Cap Value Portfolio.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.



     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.



SHARE CLASSES OF THE ELIGIBLE FUNDS



     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the New England Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.



VOTING RIGHTS



     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.



     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.



     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.



     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.



RIGHTS RESERVED BY NELICO



     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.



     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.



                                  THE POLICIES



PURCHASING A POLICY



     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount.



     The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.



     We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.



     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the younger insured's age 100. (See "Additional Benefits by Rider".) To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.



REPLACING EXISTING INSURANCE



     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.



POLICY OWNER AND BENEFICIARY



     The Policy Owner is named in the application but may be changed from time to time. While either of the insureds is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner (who is not the second insured to die), his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.



     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.



     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)



CONVERSION RIGHTS



     GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.



     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").



     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.



     FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.



     Contact us at our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.



     FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy issued by us or an affiliate which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy for Survivorship Paid-Up Insurance may be less than the face amount of this Policy.



     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact your registered representative for more information about this feature.



                                    PREMIUMS



FLEXIBLE PREMIUMS



     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.



     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.



     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)



     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)



     We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)



AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY



     INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means the earlier of receipt by a NELICO agency or by our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office".))



     PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.



     If we issue a Policy, Monthly Deductions begin on the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.



     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is generally the date which the Policy is delivered to you. The investment start date is the earlier of the date on which your initial premium payment is received at a NELICO agency, or at our Designated Office. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).



     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.



RIGHT TO RETURN THE POLICY



     You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative (see "Receipt of Communications and Payments at NELICO's Designated Office"). Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.



ALLOCATION OF NET PREMIUMS



     Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date.



     You can allocate your Policy's premiums and cash value among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage of each premium to a sub-account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".



     You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")



     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)



      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE



     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.



     The Designated Office for various Policy transactions is as follows:



Premium Payments                 New England Financial
                                 P.O. Box 4332
                                 Carol Stream, IL 60197-4332
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
                                 (800) 388-4000
Surrenders, Loans, Withdrawals,  New England Financial/MetLife
Sub-Account Transfers and all    P.O. Box 543
Other Transactions and           Warwick, RI 02887-0543
Inquiries                        (800) 388-4000



PAYMENT OF PROCEEDS



     We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                   CASH VALUE



     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:



     -- net premium payments



     -- the net investment experience of the Policy's sub-accounts



     -- interest credited to cash value in the Fixed Account



     -- interest credited to amounts held in the general account for a Policy loan



     -- the death benefit option you choose



     -- Policy charges



     -- partial surrenders



     -- transfers among the sub-accounts and Fixed Account



     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loans", "Surrender Charge", "Deductions from Cash Value" and "Lapse and Reinstatement".)



     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.



     NET INVESTMENT EXPERIENCE. The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.



     A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.



     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.



                                 DEATH BENEFITS



     The death benefit is payable to the beneficiary at the death of the second insured to die. Coverage generally begins with payment of the initial premium. If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). We may increase these limits. These provisions vary in some states.



     CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy. The test you select is used for the life of the Policy and cannot be changed.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix A.


     If you select the guideline premium test, one of two death benefit "corridors" will apply.


     Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix A.



     Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix A.



     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you must select among five death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you. These options apply until age 100 of the younger insured.


     The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

     The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.


     THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION
4. (SEE "LAPSE" FOR A DESCRIPTION OF THE GUARANTEED DEATH BENEFIT RIDER.)



     TERM RIDER "IN" OR "OUT". If you add a Survivorship Level Term Insurance Rider to your Policy, you can have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option. If you do not choose to do this, then the face amount of the rider will simply be added to the Policy proceeds. If you include the rider coverage in the calculation of the death benefit ("Inside Term"), the Policy may provide greater potential for the cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("Outside Term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "Outside Term" (but not "Inside Term") coverage to permanent insurance. If you choose "Outside Term," any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "Inside Term." These increases lead to a higher death benefit and higher cost of insurance charges. For more information on the term riders, see "Additional Benefits by Rider."


     With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability.


     To have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider, you must elect "Inside Term". See "Lapse" for a description of the Guaranteed Death Benefit Rider.

     For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as "Outside Term." You cannot choose to have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider in New York.


     AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value.


EXPANDED DEATH BENEFIT RIDER


     Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)

     If you choose this rider, then the death benefit on and after age 100 of the younger insured will be equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.


     If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then. The tax consequences associated with keeping your Policy in force after age 100 of the younger insured are unclear. A tax adviser should be consulted about such tax consequences.


CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

     You can change among the three options that use a guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

     If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

     If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

     If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

     Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable that are not already included in the base Policy's death benefit and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

     We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)


     SUICIDE. If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.



     An insured age 75 or younger who meets our underwriting requirements can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An insured over age 75 who meets our underwriting requirements may request a single life ordinary (not variable) life policy.



REDUCTION IN FACE AMOUNT



     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period. We do not permit any increases in face amount.



     If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.



     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.



     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.



     A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS



SURRENDER



     You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office.") The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)



PARTIAL SURRENDER



     You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.



     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.



     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.



     You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".



     A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)





                                   TRANSFERS


TRANSFER OPTION


     Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at

NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify any affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.



     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.


     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it be yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



DOLLAR COST AVERAGING/ASSET REBALANCING



     The Policy may offer two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts and the Fixed Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.



                                     LOANS



     You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request at our Designated Office. You should contact our Designated Office or your registered representative for information on loan procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest. A loan that is taken from, or secured by, a Policy may have tax consequences.

     A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. You may repay all or part of your loan at any time while either insured is still alive. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.



     The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.



     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".) If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations".)



     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.



     Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)



                            LAPSE AND REINSTATEMENT



LAPSE



     In general, in any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default and may lapse. Two types of premium payment levels can protect your Policy against lapse
(1) for the first five Policy years, and (2) until age 100 of the younger insured.



     FIRST FIVE POLICY YEARS--In general, if you pay the five year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the five year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.



     TO AGE 100 OF THE YOUNGER INSURED--In general, if you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured, even if the net cash value is less than the Monthly Deduction in any month. We determine if the benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.





     We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the five year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the five year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.



     When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.



     You may choose the Guaranteed Death Benefit Rider at issue if it is available in your state and if you choose death benefit Option 4. (If you elect a Survivorship Level Term Insurance Rider, you must elect "Inside Term" in order to choose or keep the Guaranteed Death Benefit Rider.) If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.







     A change in death benefit option, addition of a Survivorship Level Term Insurance Rider as "Outside Term", or a change under that rider from "Inside Term" to "Outside Term", will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of a Survivorship Level Term Insurance Rider and at age 100 of the younger insured.



     We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.



     If your Policy is not protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the five year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly five year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.



     Your policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made). Under these circumstances, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result.



     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.



     REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate.

Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.



     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.



                          ADDITIONAL BENEFITS BY RIDER



     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.



     The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an Inside Term Survivorship Level Term Insurance Rider. Both current and guaranteed charges for the Inside Term Survivorship Level Term Insurance Rider are lower than those of the base Policy. (Inside Term is not available in New York.)



     The Outside Term Survivorship Level Term Insurance Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Outside Term Survivorship Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect coverage under the Outside Term Survivorship Level Term Insurance Rider.



     For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.



     Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.



     The following riders are available:



     TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.



     TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.



     TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.



     TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

     WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.



     WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.



     POLICY SPLIT RIDER. Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.



     For more information about the Policy split rider you should contact your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."



     EXPANDED DEATH BENEFIT RIDER, which provides a death benefit on and after age 100 of the younger insured equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured. For a discussion of the tax consequences of continuing the Policy after the younger insured's age 100, see "Tax Considerations."



     GUARANTEED DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until age 100 of the younger insured.



     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.


                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

     After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than ..45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS


     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.



     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)


POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)


     Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.


     TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN 30 DAYS AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

     EXCEPT WITH OUR CONSENT, THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES





     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



     Services and benefits we provide:



     --  the death benefit, cash, and loan benefits under the Policy



     --  investment options, including premium allocations



     --  administration of elective options



     --  the distribution of reports to Policy Owners



     Costs and expenses we incur:



     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)



     --  overhead and other expenses for providing services and benefits



     --  sales and marketing expenses



     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees



     Risks we assume:



     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner that we estimate



     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct



     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS


     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.



     SALES CHARGE.  We deduct a sales charge from premiums. The sales charge is:



     -- In Policy year 1: 26.5% of premiums paid up to the Target Premium, and 4% of premiums paid above the Target Premium



     -- In Policy years 2-10: 11.5% (9% for Policies with an initial face amount (base Policy plus Survivorship Level Term Insurance Rider) of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year


     --  In Policy years 11 and after: 4% of premiums paid

     When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

     We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.


     We may reduce sales charges for Policies sold to some group or sponsored arrangements.

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.


     EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.



POLICY YEAR 1



   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======



POLICY YEAR 2



   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======



SURRENDER CHARGE



     We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).



     For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through the Master Service Account arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.



     The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.



     For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.



     For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)



     Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.



     In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.



     IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.



TRANSFER CHARGE



     We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.



MONTHLY DEDUCTION FROM CASH VALUE



     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.



     -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Lapse".)



     -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)



     There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).



     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.



     The Monthly Deduction includes the following charges:



     POLICY FEE. The Policy fee is currently equal to $12.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $5.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the Policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the difference between the higher Policy fee applicable in the first three Policy years and the lower fee applicable thereafter is called the Acquisition Policy Fee. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs.



     ADMINISTRATIVE CHARGE. We deduct a monthly Administrative Charge to compensate us for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. Currently, the monthly Administrative Charge that is applied in the first three Policy years is $0.08 per $1,000 of base Policy face amount plus Survivorship Level Term Insurance Rider face amount, and in years four and after, $0.06 per $1,000 of base Policy face amount. The Administrative Charge does not apply to the Survivorship Level Term Insurance Rider face amount in years four and after. If the initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, the current charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000 of base Policy face amount per month.



     The current Administrative Charges are the guaranteed maximum charges, except that in New Jersey, the Administrative Charge is guaranteed not to exceed $0.08 per $1,000 of face amount per month in all Policy years. In New York, the difference between the higher Administrative Charge applicable in the first three Policy years and the lower charges applicable thereafter is called the Acquisition Administrative Charge.



     Currently we intend to apply the Administrative Charge to no more than $4,000,000 of Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year. This means that the maximum Administrative Charge currently deducted in the second and third Policy years, for example, is $320 per month ($0.08 times 4,000) and in years four and later, $140 per month ($0.035 times 4,000).



     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.



     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.



     The guaranteed cost of insurance rates for a Policy depend on each insured's



     --  underwriting class



     --  age on the first day of the Policy year



     --  sex (if the Policy is sex-based).



     The current cost of insurance rates will also depend on



     --  each insured's age at issue



     --  the Policy year



     --  the base Policy face amount (at issue).



     We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.



     We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker preferred, smoker aggregate, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.



     Three standard smoker and nonsmoker classes are available:



     -- smoker and nonsmoker preferred and standard, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) of $200,000 or more if the insured's issue age is 20 through 75.



     -- smoker and nonsmoker aggregate, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) below $200,000 and for all insureds whose issue age is above 75.



     Within each category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.



     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.



     The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy. (See "Additional Benefits by Rider".)



     If you choose "Inside Term" (where the face amount of the term rider is included with the face amount of the base Policy when we calculate the base Policy death benefit), then the total net amount at risk equals the total death benefit (that is, the base Policy death benefit calculated by including the term component) minus the cash value. We allocate that total net amount at risk first to the term insurance rider up to the face amount of the rider, and we allocate any excess net amount at risk to the base Policy. This generally results in lower combined total cost of insurance charges under the base Policy and term rider than if you choose "Outside Term".



     With "Outside Term" (where the term rider's face amount is not used in calculating the base Policy death benefit and is instead simply added to the base Policy's death proceeds), we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.



     LOAN INTEREST SPREAD. We charge you interest on a loan at a maximum effective rate of 4.35% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.35%.



     GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).



     CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT



     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)



     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.


                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, particularly as to survivorship life policies. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy.


     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal and state estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.



     EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.



     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


     TAX SHELTER REGULATIONS. Prospective Owners should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to tax shelters.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     SELLING NETWORK. We have entered into a distribution agreement with New England Securities Corporation ("New England Securities") for the distribution and sale of the Policies. New England Securities is affiliated with us. New England Securities may sell the Policies through its registered representatives. New England Securities also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their registered representatives.



     COMMISSION RATES AND OTHER COMPENSATION. We pay the following commissions and/or service fees for sales through New England Securities registered representatives: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. Additional amounts may be paid and expenses may be reimbursed based on various factors. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.



     New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, premium-based commissions paid to the broker-dealer on behalf of the registered representative will not exceed those listed above. A registered representative may choose a combination of premium-based and cash value-based compensation. In that case, the registered representative will receive maximum premium-based commissions up to the amounts listed above in Policy years one through ten, plus a maximum of ..30% of cash value in Policy years two through ten and .09% thereafter. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.



     Also, New England Securities may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.



     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.



                               LEGAL PROCEEDINGS



     NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NELICO believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Variable Account, or New England Securities.



                              FINANCIAL STATEMENTS



     You may find the financial statements of the Company and the Variable Account in the Statement of Additional Information.



                                    GLOSSARY



     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.



     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.



     BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.



     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.



     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.



     INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date.



     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.



     NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.



     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.



     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.



     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.



     TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.



     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A


            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST


     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefits".)


     For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

     If the same insureds were both age 45 at issue, the net single premium factors would be:

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

     For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
   20 through 40            2.50               2.50
         41                 2.43               2.43
         42                 2.36               2.36
         43                 2.29               2.29
         44                 2.22               2.22
         45                 2.15               2.15
         46                 2.09               2.09
         47                 2.03               2.03
         48                 1.97               1.97
         49                 1.91               1.91
         50                 1.85               1.85
         51                 1.78               1.78
         52                 1.71               1.71
         53                 1.64               1.64
         54                 1.57               1.57
         55                 1.50               1.50
         56                 1.46               1.46
         57                 1.42               1.42
         58                 1.38               1.38
         59                 1.34               1.34
         60                 1.30               1.30
         61                 1.28               1.28

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         62                 1.26               1.26
         63                 1.24               1.24
         64                 1.22               1.22
         65                 1.20               1.20
         66                 1.19               1.19
         67                 1.18               1.18
         68                 1.17               1.17
         69                 1.16               1.16
         70                 1.15               1.15
         71                 1.13               1.13
         72                 1.11               1.11
         73                 1.09               1.09
         74                 1.07               1.07
         75                 1.05               1.05
         76                 1.05               1.05
         77                 1.05               1.05
         78                 1.05               1.05
         79                 1.05               1.05
         80                 1.05               1.05
         81                 1.05               1.10
         82                 1.05               1.15
         83                 1.05               1.20

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         84                 1.05               1.25
         85                 1.05               1.30
         86                 1.05               1.35
         87                 1.05               1.40
         88                 1.05               1.45
         89                 1.05               1.50
         90                 1.05               1.50
         91                 1.04               1.50
         92                 1.03               1.50

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         93                 1.02               1.50
         94                 1.01               1.50
         95                 1.01               1.50
         96                 1.01               1.40
         97                 1.01               1.30
         98                 1.01               1.20
         99                 1.01               1.10
        100                 1.00               1.00

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Survivorship Life 2002 Prospectus dated May 1, 2003. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214, by e-mailing us at AskUs@nef.com, or by logging on to our website at www.nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

     For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

     For Sub-Account transfers and premium reallocations, call 1-800-200-2214.

     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-3713

                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT
                               DATED MAY 1, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

This supplement is prepared for Owners of ZENITH SURVIVORSHIP PLUS Policies. It describes certain differences between your Policy and the Policy as described in the current Zenith Survivorship Life 2002 prospectus.

1. The current Zenith Survivorship Life 2002 prospectus states that the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the initial face amount of the Policy, including the face amount of the Survivorship Level Term Insurance Rider, is at least $1,000,000. Under your Policy the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the base Policy face amount is at least $1,000,000.

2. The current Policy fee described in the current Zenith Survivorship Life 2002 prospectus is $12.50 per month in the first three Policy years and $5.50 per month thereafter. The current Policy fee under your Policy is $10.50 per month in the first three Policy years and $3.50 per month thereafter.

3. The current Zenith Survivorship Life 2002 prospectus states that the current Administrative Charge is $.08 per $1,000 of total Policy face amount in the first three Policy years and $.06 per $1,000 of base Policy face amount thereafter ($.035 per month in Policy year four and after if the total initial face amount is $1,000,000 or more). There is no extra Administrative Charge for insureds in an underwriting class below standard.

Under your Policy, the current basic Administrative Charge (that is, the charge that applies if both insureds are in a standard or better underwriting class) is $.07 per $1,000 of total Policy face amount (that is, base Policy plus Survivorship Level Term Insurance Rider) per month in the first three Policy years and $.05 per $1,000 of total Policy face amount per month thereafter ($.025 per month in Policy year four and after if the base Policy face amount is $1,000,000 or more). If either insured is in an underwriting class below standard, there is an extra charge of $.02 per $1,000 of total Policy face amount per month that applies on both a current and guaranteed basis. If only one of the insureds is in a class below standard, the extra charge applies in Policy years four through six, and if both insureds are in a class below standard, the extra charge applies in Policy years four through nine. Although we currently intend to apply the basic Administrative Charge to no more than $4,000,000 of total Policy face amount after the first Policy year, we will impose the extra charge on the total Policy face amount during the applicable period if one or both of the insureds are in an underwriting class below standard.

4. The current Zenith Survivorship Life 2002 prospectus provides that the smoker and nonsmoker aggregate underwriting classes are available for total Policy face amounts (base Policy plus Survivorship Level Term Insurance Rider) of up to $200,000, and the smoker preferred, nonsmoker preferred and nonsmoker standard classes are available for total face amounts of $200,000 or more. Under your Policy, the nonsmoker aggregate underwriting class was available for base Policy face amounts of up to $500,000, and the nonsmoker preferred and nonsmoker standard underwriting classes were available for base Policy face amounts of $500,000 or more. The smoker preferred and smoker aggregate underwriting classes are not available under your Policy.

5. The Minimum Premium Guarantee period described in the current Zenith Survivorship Life 2002 prospectus is five years. The Minimum Premium Guarantee period under your Policy is three years.

                         ZENITH SURVIVORSHIP LIFE 2002
                          FLEXIBLE PREMIUM ADJUSTABLE
                 VARIABLE SURVIVORSHIP LIFE INSURANCE POLICIES

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                  MAY 1, 2003

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.

                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Variable Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Asset Rebalancing.........................................    SAI-5
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-7
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
ADVERTISING PRACTICES.......................................    SAI-8
PERFORMANCE DATA............................................    SAI-8
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................    SAI-9
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................    SAI-9
FINANCIAL STATEMENTS........................................      F-1


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY



THE COMPANY



     NELICO was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, New York 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.



THE VARIABLE ACCOUNT



     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.



                          DISTRIBUTION OF THE POLICIES



     We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with any applicable securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



     New England Securities, 501 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. New England Securities offers the Policies through its sales representatives. New England Securities also may enter into selling agreements with other broker-dealers and compensate these broker-dealers up to the amounts disclosed in the prospectus for their services. Sales representatives must be licensed as insurance agents and appointed by us.


                                      SAI-3

     New England Securities received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:



                                                                           AGGREGATE AMOUNT OF
                                                                         COMMISSIONS RETAINED BY
                                                                         NEW ENGLAND SECURITIES
                                                 AGGREGATE AMOUNT OF      AFTER PAYMENTS TO ITS
                                                 COMMISSIONS PAID TO     REGISTERED PERSONS AND
                 FISCAL YEAR                   NEW ENGLAND SECURITIES*    OTHER BROKER DEALERS
                 -----------                   -----------------------   -----------------------
2000.........................................         $                           None
2001.........................................         $                           None
2002.........................................         $                           None


---------------

* Includes sales compensation paid to registered persons of New England Securities.



     New England Securities passes through commissions it receives and does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO.



     Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



     The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted a Distribution Plan in connection with their Class 2 shares and pay New England Securities for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of New England Securities' obligations under an agreement with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund. Under this agreement, these Funds pay New England Securities for its distribution-related services and expenses at an annual rate of 0.25% of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES



DOLLAR COST AVERAGING



     We may offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.



     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your


                                      SAI-4
allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.



ASSET REBALANCING



     We may offer an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.



     You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us to stop. If we exercise our right to limit the number of transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.



     Ask your registered representative about the availability of this feature.



PAYMENT OF PROCEEDS



     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.



     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.



     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.



PAYMENT OPTIONS



     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are


                                      SAI-5
fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.



     The following payment options are available:





     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.



     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.



     (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.



     (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.



     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.



     (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.



     You need our consent to use an option if the installment payments would be less than $20.



                      ADDITIONAL INFORMATION ABOUT CHARGES



GROUP OR SPONSORED ARRANGEMENTS



     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.



     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.



     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.


                                      SAI-6

                        POTENTIAL CONFLICTS OF INTEREST



     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.



                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY



     Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.



     You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.



                           MISSTATEMENT OF AGE OR SEX



     If the application misstates either insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.



                                    REPORTS



     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.



     You will be sent periodic reports containing the financial statements of the Eligible Funds.



                           PERSONALIZED ILLUSTRATIONS



     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross


                                      SAI-7
rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.



     Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.



                             ADVERTISING PRACTICES



     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.



     Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.



     Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.



     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.



                                PERFORMANCE DATA



     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.


                                      SAI-8

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.



                                 LEGAL MATTERS



     Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the federal securities laws.



                             REGISTRATION STATEMENT



     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.



                                    EXPERTS



     The financial statements of the Variable Account of NELICO and the consolidated financial statements of NELICO and subsidiaries included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.



     Our financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                                      SAI-9

                            PART C OTHER INFORMATION

ITEM 27. EXHIBITS

          (a)                 January 31, 1983 Resolution of the Board of Directors of NEVLICO 5
         (b)                  None
         (c)      (i)         Distribution Agreement between NEVLICO and NELESCO 6
                  (ii)        Form of Contract between NELICO and its General Agents 5
                  (iii)       Form of contract between NELICO and its Agents 6
                  (iv)        Commission Schedule for Policies 11
                  (v)         Form of contract among NES, NELICO and other broker dealers 4
         (d)      (i)         Two Specimens of Policy 10
                  (ii)        Riders to Policy 11
                  (iii)       Additional Riders to Policy 5
                  (iv)        Split Option Rider 7
                  (v)         Additional Rider to Policy 13
                  (vi)        Endorsement to Policy 15
         (e)      (i)         Specimen of Application for Policy10
                  (ii)        Additional Application 5
         (f)      (i)         Amended and restated Articles of Organization of NELICO 3
                  (ii)        Amended and restated By-Laws of NELICO 4
                  (iii)       Amendments to the Amended and restated Articles of Organization 8
                  (iv)        Amended and Restated By-Laws of NELICO 14
         (g)                  Reinsurance Agreements (to be filed by amendment)
         (h)      (i)         Participation Agreement among Variable Insurance Products Fund,
                              Fidelity Distributors Corporation and New England Variable Life
                              Insurance Company 6
                  (ii)        Amendment No. 1 to Participation Agreement among Variable
                              Insurance Products Fund, Fidelity Distributors Corporation and New
                              England Variable Life Insurance Company 1
                  (iii)       Participation Agreement among Variable Insurance Products Fund II,
                              Fidelity Distributors Corporation and New England Variable Life
                              Insurance Company 1
                  (iv)        Participation Agreement among Metropolitan Series Fund, Inc.,
                              Metropolitan Life Insurance Company and New England Life Insurance
                              Company 12
                  (v)         Participation Agreement among New England Zenith Fund, New
                              England Investment Management, Inc., New England Securities
                              Corporation and New England Life Insurance Company 12
                  (vi)        Amendment No. 2 to Participation Agreement among Variable
                              Insurance Products Fund, Fidelity Distributors Corporation and New
                              England Life Insurance Company 13
                  (vii)       Amendment No. 1 to Participation Agreement among Variable

                              Insurance Products Fund II, Fidelity Distributors Corporation and New
                              England Life Insurance Company 13
                  (viii)      Participation Agreement among Met Investors Series Trust, Met
                              Investors Advisory Corp., Met Investors Distribution Company and
                              New England Life Insurance Company 16
                  (ix)        Participation Agreement among American Funds Insurance Series,
                              Capital Research and Management Company and New England Life
                              Insurance Company 15
         (i)                  None
         (j)                  None
         (k)      (i)         Opinion and Consent of H. James Wilson, Esq. 11
                  (ii)        Opinion and Consent of Anne M. Goggin, Esq. 13
                  (iii)       Consent of Anne M. Goggin, Esquire (to be filed by Amendment)
         (l)                  None
         (m)                  None
         (n)      (i)         Consent of Sutherland Asbill & Brennan LLP (to be filed by Amendment)
                  (ii)        Consent of Independent Auditor (to be filed by Amendment)
         (o)                  None
         (p)                  None
         (q)      (i)         Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 6
                  (ii)        Addendum to Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii) 2
                  (iii)       Second Addendum to Consolidated Memorandum 9
         (r)                  Powers of Attorney 17


          -----------------------

            1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

            2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed April 26, 1996.

            3 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

            4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

            5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

            6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

            7 Incorporated herein by reference to Post Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed April 30, 1998.

            8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

            9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

            10 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed October 20, 1999.

            11 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed March 6, 2000.

            12 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

            13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

            14 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

            15 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

            16 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.


            17 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.


ITEM 28  DIRECTORS AND OFFICERS OF THE DEPOSITOR

   Name and Principal Business Address      Positions and Offices with Depositor

C. Robert Henrikson**                    Chairman, President and Chief
                                         Executive Officer

Thom A. Faria*                           Director and President, NEF
                                         Distribution

Stewart G. Nagler**                      Director

Catherine A. Rein                        Director

Metropolitan Property and Casualty
Insurance Company
700 Quaker Lane
Warwick, RI 02887

Stanley J. Talbi****                Director

Lisa M. Weber**                     Director

William J. Wheeler**                Director


David W. Allen*                     Senior Vice President

Mary Ann Brown*                     Senior Vice President and Chief
                                    Actuary
Susan A. Buffum***                  Senior Vice President, Investments

Anthony T. Candito*                 President, NEF Information Services
                                    and Chief Information Officer
James D. Gaughan**                  Secretary and Clerk

Anne M. Goggin*                     Senior Vice President and General
                                    Counsel

Alan C. Leland, Jr.*                Senior Vice President

George J. Maloof*                   Executive Vice President

Hugh C. McHaffie*                   Senior Vice President

Stephen J. McLaughlin*              Senior Vice President

Thomas W. Moore*                    Senior Vice President

Anthony J. Williamson****           Senior Vice President, Treasurer
                                    (Principal Financial Officer)

Virginia M. Wilson****              Senior Vice President, Controller
                                    (Principal Accounting Officer)

*The principal office address is 501 Boylston Street, Boston, MA 02117

**The principal office address is One Madison Avenue, New York, NY 10010

***The principal office address is 10 Park Avenue, Morristown, NJ 07960

****The principal office address is 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City NY 11101

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30.    INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.


Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.    PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Zenith Fund
      New England Variable Annuity Fund I
      New England Variable Annuity Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                        Positions and Offices with Principal
Name and Principal Business Address                 Underwriter

Richard J. Miller*                   Chairman of the Board, Director, President
                                     and CEO
Steven J. Brash***                   Assistant Treasurer
David Decker****                     Vice President
Mary M. Diggins**                    Vice President, General Counsel, Secretary
                                     and Clerk
Johannes Etwaroo******               Vice President of Operations
Thom A. Faria**                      Director
Anne M. Goggin**                     Director
Gregory M. Harrison*****             Assistant Treasurer
Paul D. Hipworth******               Treasurer and Chief Financial Officer
Laura A. Hutner**                    Vice President
Mitchell A. Karman**                 Vice President
Rebecca Chiccino Kovatch**           Field Vice President
Joanne Logue**                       Vice President
Genevieve Martin**                   Field Vice President
Sean McNamara******                  Assistant Vice President
Jonathan M. Rozek**                  Vice President
Bette Skandalis**                    Vice President

Principal Business Address:

*700 Market Street, St. Louis, MO  63101

**501 Boylston Street, Boston, MA 02117

***One Madison Avenue, New York, NY 10010

****260 Madison Avenue, New York, NY 10016

*****1 MetLife Plaza, 27-01 Queens Plaza North Long, Island City NY 11101

******485 E US Highway South, Iselin, NY 08830

         (c)

         (1)                    (2)                        (3)                     (4)                  (5)
  Name of Principal       Net Underwriting          Compensation on
     Underwriter            Discounts and          Events Occasioning           Brokerage              Other
                             Commissions           the Deduction of a          Commissions          Compensation
                                                   Deferred Sales Load
New England
Securities                      --                         --                      --                   --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            One Madison Avenue
            New York, New York 10010

      (c)   New England Securities Corporation
            501 Boylston Street
            Boston, Massachusetts 02116

ITEM 33.    MANAGEMENT SERVICES

      Not applicable

ITEM 34.    FEE REPRESENTATION


      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 11th day of February, 2003.


                               New England Variable Life Separate Account
                                          (Registrant)

                               By:      New England Life Insurance Company
                                          (Depositor)


                                        By:    /s/ Anne M. Goggin
                                           -----------------------------------
                                                   Anne M. Goggin, Esq.
                                                   Senior Vice President
                                                   and General Counsel
Attest:


   /s/ John E. Connolly, Jr.
----------------------------
            John E. Connolly, Jr.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 11th day of February, 2003.


                               New England Life Insurance Company

(Seal)
                               By:         /s/ Anne M. Goggin
                                  ---------------------------------------------
                                                Anne M. Goggin, Esq.
                                                Senior Vice President
                                                and General Counsel
Attest:
/s/   John E. Connolly, Jr.
---------------------------
      John E. Connolly, Jr.


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on February 11, 2003.


                   *                   Chairman, President and Chief
------------------------------         Executive Officer
C. Robert Henrikson

                   *                   Director
------------------------------
Thom A. Faria

                   *                   Director
------------------------------
Stewart G. Nagler

                   *                   Director
------------------------------
Catherine A. Rein

                   *                   Director
------------------------------
Stanley J. Talbi

                   *                   Director
------------------------------
Lisa M. Weber

                   *                   Director
------------------------------
William J. Wheeler

                   *                   Senior Vice President and Treasurer
------------------------------         (Principal Financial Officer)
Anthony J. Williamson

                   *                   Senior Vice President and Controller
------------------------------         (Principal Accounting Officer)
Virginia M. Wilson

                                         By:    /s/ Marie C. Swift, Esq.
                                            ----------------------------
                                                    Marie C. Swift, Esq.
                                                    Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002.